UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23163

Oppenheimer International Growth and Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS August 31, 2018 Unaudited

	Shares	Value
Common Stocks—96.2%
Consumer Discretionary—37.0%
Auto Components—5.5%
Hella GmbH & Co. KGaA	4,620	$278,971
Toyo Tire & Rubber Co. Ltd.	12,100	198,254
Valeo SA	3,575	162,460

		639,685
Automobiles—4.0%
Bayerische Motoren Werke AG	2,607	252,282
Subaru Corp.	7,115	211,211

		463,493
Hotels, Restaurants & Leisure—12.6%
Carnival Corp.	3,753	230,772
Domino’s Pizza Enterprises Ltd.	7,093	277,518
Domino’s Pizza Group plc	46,931	177,188
GVC Holdings CVR[1,2]	107,783	—
GVC Holdings plc	19,777	282,855
TUI AG	13,524	249,762
Whitbread plc	4,298	256,342

		1,474,437
Household Durables—3.4%
McCarthy & Stone plc[3]	134,483	194,314
Nien Made Enterprise Co. Ltd.	26,750	207,010

		401,324
Media—6.1%
ITV plc	91,619	191,061
ProSiebenSat.1 Media SE	6,676	175,990
SES SA, Cl. A, FDR	17,287	346,855

		713,906
Specialty Retail—2.7%
Card Factory plc	43,979	108,514
Sleep Country Canada Holdings, Inc.[3]	8,644	211,364

		319,878
Textiles, Apparel & Luxury Goods—2.7%
LVMH Moet Hennessy Louis Vuitton SE	919	322,212

	Shares	Value
Consumer Staples—10.7%
Food & Staples Retailing—4.6%
Sligro Food Group NV	5,323	$228,367
SPAR Group Ltd. (The)	12,144	169,364
Tesco plc	44,524	142,379

		540,110
Food Products—4.6%
Marine Harvest ASA	12,890	278,456
WH Group Ltd.[3]	339,500	255,864

		534,320
Tobacco—1.5%
Imperial Brands plc	5,032	179,220
Financials—9.8%
Commercial Banks—1.8%
Lloyds Banking Group plc	281,063	216,255
Insurance—8.0%
Legal & General Group plc	72,002	237,724
Manulife Financial Corp.	12,654	231,554
NN Group NV	6,754	289,907
Ping An Insurance Group Co. of China Ltd., Cl. H	18,500	178,441

		937,626
Health Care—4.3%
Health Care Providers & Services—1.6%
Sonic Healthcare Ltd.	10,302	193,886
Pharmaceuticals—2.7%
Novo Nordisk AS, Cl. B	6,399	314,631
Industrials—16.7%
Air Freight & Couriers—2.9%
PostNL NV	49,508	166,045
Royal Mail plc	28,994	168,506

		334,551
Commercial Services & Supplies—6.7%
Edenred	7,872	300,238
Prosegur Cash SA3	73,034	168,695
Transcontinental, Inc., Cl. A	13,099	319,094

		788,027

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Construction & Engineering—1.4%
Boskalis Westminster	5,594	$160,285
Electrical Equipment—1.9%
Melrose Industries plc	78,097	226,099
Machinery—1.7%
ANDRITZ AG	3,425	202,848
Trading Companies & Distributors—2.1%
Bunzl plc	7,893	245,495
Information Technology—6.4%
Communications Equipment—2.7%
Nokia OYJ	56,588	315,166
Semiconductors & Semiconductor Equipment—2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	31,200	261,608
Software—1.5%
RIB Software SE	7,685	175,741
Materials—6.7%
Chemicals—5.2%
DIC Corp.	9,275	329,154

	Shares	Value
Chemicals (Continued)
Evonik Industries AG	7,386	$275,402

		604,556
Containers & Packaging—1.5%
Amcor Ltd.	17,060	175,312
Telecommunication Services—4.6%
Diversified Telecommunication Services—4.6%
BT Group plc, Cl. A	87,697	247,231
Nippon Telegraph & Telephone Corp.	6,445	286,956

		534,187

Total Common Stocks (Cost $10,911,515)		11,274,858

Investment Company—3.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.91%[4,5] (Cost $356,851)	356,851	356,851

Total Investments, at Value (Cost $11,268,366)	99.2%	11,631,709
Net Other Assets (Liabilities)	0.8	95,104
Net Assets	100.0%	$11,726,813

Footnotes to Statement of Investments

1. Non-income producing security.

2. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $830,237 or 7.08% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2018	Gross Additions	Gross Reductions	Shares August 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	184,397	1,564,471	1,392,017	356,851

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Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$356,851	$1,491	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$2,590,328	22.3%
Germany	1,408,147	12.1
France	1,131,766	9.7
Japan	1,025,576	8.8
Netherlands	844,604	7.3
Canada	762,011	6.6
Australia	646,716	5.6
United States	587,623	5.1
Taiwan	468,618	4.0
Finland	315,165	2.7
Denmark	314,631	2.7
Isle Of Man	282,855	2.4
Norway	278,456	2.4
Hong Kong	255,864	2.2
Austria	202,848	1.7
China	178,441	1.5
South Africa	169,364	1.5
Spain	168,696	1.4

Total	$11,631,709	100.0%

3      OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS August 31, 2018 Unaudited

1. Organization

Oppenheimer International Growth and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Effective as of the close of the New York Stock Exchange (“NYSE”) on September 14, 2018 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors, and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Effective November 9, 2018, no further purchases in the Fund will be accepted.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

4      OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

5      OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$442,136	$3,892,799	$—	$4,334,935
Consumer Staples	—	1,253,650	—	1,253,650
Financials	231,554	922,327	—	1,153,881
Health Care	—	508,517	—	508,517
Industrials	319,094	1,638,211	—	1,957,305
Information Technology	—	752,515	—	752,515
Materials	—	779,868	—	779,868
Telecommunication Services	—	534,187	—	534,187
Investment Company	356,851	—	—	356,851
Total Assets	$1,349,635	$10,282,074	$—	$11,631,709

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting

6      OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

4. Investments and Risks (Continued)

and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

7      OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

8      OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

6. Subsequent Events

Liquidation. On September 14, 2018, the Board of Trustees of the Fund, upon the recommendation of the Fund’s investment adviser, OFI Global Asset Management, Inc., approved a plan to liquidate the Fund (the “Liquidation”), such Liquidation to take place on or about November 16, 2018 (the “Liquidation Date”).

Announcement. On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

9      OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth and Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/19/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/19/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/19/2018